[FRONT OF TRIFOLD POSTCARD]
[GRAPHIC:  Photograph of several industrial sites]
[The following title is vertically placed on the right side of the postcard.]

                         THE U.S. GLOBAL RESOURCES FUND

INSIDE: How to invest in the booming resources market.

[INSIDE PAGES 1 AND 2 OF POSTCARD]

                         THE U.S. GLOBAL RESOURCES FUND

[WATERMARK: Global map with stars indicating global resources locations.] [GRAPHIC: Four photos of several global resources sites from around the world]

NATURAL RESOURCES: Unprecedented growth in economies worldwide is fuelling an intense increase in worldwide consumption of energy, metals and other raw materials. Now is the time for visionary investors to build a position in the suppliers of these natural resources.

WHY NATURAL RESOURCES?

* Rapid expansion in southeast Asia and rebuilding in the former Soviet Union are driving up global demand for raw materials. Peregrine Brokerage of Hong Kong estimates that 180 million Chinese households could own cars by 2010--an increase of over 9,300% from 1995. Staggering amounts of steel and fuel will be needed to build and power these cars.*
* If the Chinese ever have as many cars per capita as Germany, they will own 571 million cars, which could fill seven lanes of traffic from the earth to the moon.*
* All developing and established countries require natural resources above all to build factories, offices and roads. The natural resources market is an opportunity to harness the rapid growth of emerging markets and to diversify internationally.
* Energy, metals and other commodities are in demand even in economic downturns, which hedges against rising inflation or recession.

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For  more  complete   information,   including   charges  and   expenses,   call
1-800-US-FUNDS. Please read the prospectus carefully before investing. *Asia, Inc. November 1995.

SECTOR DIVERSIFICATION

[PIE CHART CREATED WITH THE FOLLOWING DATA]

              Railroads  2.4%
            Industrials  2.7%
              Utilities  3.5%
                  Paper  3.8%
                 Metals  4.9%
              Chemicals  9.9%
        Precious Metals 10.7%
                    Oil 62.2%

[GRAPHIC:  Three photos of several global resources sites from around the world]

INTERNATIONAL ENTREPRENEURSHIP

The U.S. Global Resources Fund invests in companies with operations throughout the world. The stars on this map represent the countries where the companies in the Fund's portfolio have significant production assets.

Investment Goal: Growth of capital.
Risk Profile: Low |----------------------*----| High
Sales Charge: None
Portfolio Manager: Ralph Aldis, CFA
Investment Advisor: U.S. Global Investors, Inc. manages the U.S. Global family of funds--thirteen no-load mutual funds with a wide range of investment objectives.

TAKE ACTION NOW.

Our low minimum investment of $1,000 makes it easy and affordable to build a position in the U.S. Global Resources Fund. If you use the ABC Investment Plan(R), you can get started with only $100.

For a free investment guide, return the attached card or call 1-800-557-2297, ext. 170 for immediate response.

[PAGE 3]

                     ---------   --------------------------
                      +40.40%              +33.44%
                     ONE YEAR    TOTAL RETURNS YEAR-TO-DATE
                     ---------   --------------------------

                     ---------   --------------------------
                      +8.79%               +6.64%
                     FIVE YEAR             TEN YEAR
                     ---------   --------------------------

                     AVERAGE ANNUAL RETURNS AS OF 11/22/96

                         THE U.S. GLOBAL RESOURCES FUND
                               INVESTMENT STRATEGY

The investment team of the U.S. Global Resources Fund believes that natural resources are on the verge of an historic, global boom and are positioning the Fund internationally to benefit from this growth. The team invests in dynamic companies with a proven ability to find more reserves because they do not require an increase in commodities prices to succeed. Instead, they rely on their own skill and expertise in finding more of the resources they sell to consumers throughout the world.

CALL 1-800-557-2297, EXT. 170.

[FRONT OF PERFORATED POSTCARD AT BOTTOM OF PAGE 3]
[GRAPHIC:  U.S. Postal Service mailing information]

                             UNITED SERVICES FUNDS
                                 PO BOX 781234
                           SAN ANTONIO TX 78278-9971

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                         THE U.S. GLOBAL RESOURCES FUND
                                INVESTMENT TEAM

Specialists in finance, geology and mineral economics, portfolio manager Ralph Aldis, CFA, and analysts Michael Chapman and Dr. Naijiang Zhou regularly visit current and prospective holdings of the Fund to invest shareholders' assets in what they believe are the most promising stocks in the world. By visiting a site first-hand, they can examine the real value of a project for themselves instead of relying on reports by Wall Street analysts.

After completing his M.A. in mineral economics, Ralph worked for an energy-litigation firm where he built financial models and made development forecasts for energy-producing projects. Before coming on board with U.S. Global Investors, he worked as an energy consultant for a former Wall Street investment banker.

Naijiang holds a B.A. and a Ph.D. in energy economics and an M.B.A. from the University of Texas at Austin. He has worked in his native China as a petroleum engineer. Michael has also worked as a petroleum engineer and holds a B.S. in geology and an M.A. in mineral economics from U.T. Austin.

[BACK OF PERFORATED POSTCARD]

[X] YES! I need to learn more about the benefits of the U.S. Global Resources Fund. Please rush me a FREE investment guide today.

[ ]  Please enclose an IRA investment guide.

Name...........................................................................

Address........................................................................

City, State....................................................................

Zip Code.......................................................................

Daytime Phone..................................................................

[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO]

FOR IMMEDIATE RESPONSE CALL 1-800-557-2297, EXT. 170.  GR479

[END OF PERFORATED POSTCARD]

[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO]

Past performance is no guarantee of future results. Investment return and principal will fluctuate. You may have a gain or loss when you sell shares. Chart source: USGI Portfolio. U.S. stands for United Services.

[GRAPHIC:  U.S. POSTAGE PERMIT NO.]